FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 18, 2020, HC2 Holdings, Inc. (“HC2”) issued a press release titled “HC2 Holdings Issues Statement Regarding Percy Rockdale’s Nomination of Directors.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information and Where to Find It

HC2 plans to file a proxy statement (the “2020 Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting, together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2020 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HC2 FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2020 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by HC2 with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at HC2’s website (http://ir.hc2.com) or by contacting Okapi Partners LLC by phone at (877) 274-8654, by email at info@okapipartners.com or by mail at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.

Participants in the Solicitation

HC2, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Philip A. Falcone, HC2’s Chairman, President and Chief Executive Officer) owns in excess of one percent (1%) of HC2’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2020 Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in HC2’s definitive proxy statement for its 2019 annual meeting of stockholders (the “2019 Proxy Statement”), filed with the SEC on April 29, 2019. To the extent holdings of HC2’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2019 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
99.1	Press release dated February 18, 2020, titled “HC2 Holdings Issues Statement Regarding Percy Rockdale’s Nomination of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer